Exhibit 99.1

Future FinTech Group Receives NASDAQ Notification of Noncompliance with Listing Rule 5250(c)(1)

NEW YORK, April 19, 2023 /PRNewswire/ -- Future FinTech Group Inc. (NASDAQ: FTFT) ("hereinafter referred to as “Future FinTech", "FTFT" or the “Company"), a blockchain application technology developer and a fintech service provider, announced today that on April 18, 2023, it received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of it not having timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”) with the Securities and Exchange Commission (“SEC”).

The Nasdaq notification letter provides the Company with 60 calendar days, or until June 20, 2023, to submit to Nasdaq a plan to regain compliance in accordance with Nasdaq’s listing requirements. If the Company’s plan is accepted, Nasdaq may grant the Company up to 180 days, or until October 16, 2023, for the Company to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Pane under Nasdaq Listing Rule 5815(a). The Nasdaq notification letter has no immediate effect on the listing of the Company’s common stock on the NASDAQ Capital Market.

The Company has been working diligently and expects to file its 2022 Form 10-K with the SEC today to regain compliance with the Nasdaq Listing Rule.

About Future FinTech Group Inc.

Future FinTech Group Inc. is a blockchain application technology developer and fintech service provider incorporated in Florida. The Company's operations include a blockchain-based online shopping mall platform, Chain Cloud Mall ("CCM"), supply chain financing services, asset management and a money transfer service. The Company is also developing cryptocurrency mining, cryptocurrency market data services, blockchain-based e-Commerce technology, cryptocurrency investment management and financial service technology businesses. For more information, please visit http://www.ftft.com/.

Safe Harbor Statement

Certain of the statements made in this press release are "forward-looking statements" within the meaning and protections of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance, capital, ownership or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "point to," "project," "could," "intend," "target" and other similar words and expressions of the future.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2021 and our other reports and filings with SEC. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov. We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.

IR Contact:
Future FinTech Group Inc.
Tel: +1-888-622-1218
Email: ir@ftft.com

SOURCE: Future FinTech Group Inc.

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